United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2015

S&T Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-12508	25-1434426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA	15701
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (800) 325-2265

Former name or address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 7, 2015, S&T Bancorp, Inc. (“S&T”) amended and restated the prior Severance Agreement, dated December 31, 2008, with Todd D. Brice, Chief Executive Officer of S&T (the “CEO”) for the purpose of updating the agreement to reflect current market practices. The primary terms and compensation payments contemplated by the Severance Agreement have been modified to include the CEO’s annual bonus in the severance payment determination, to add diminution of short- and long-term incentive opportunities in the definition of “good reason” as it relates to termination, and to provide COBRA reimbursement either in a lump sum or on a monthly basis, depending upon the circumstances of the CEO’s termination. The amended and restated Severance Agreement includes twelve (12) month non-competition and non-solicitation covenants.

On April 7, 2015, S&T amended and restated the prior Severance Agreements, dated December 31, 2008, with each of (i) Mark Kochvar, Senior Executive Vice President and Chief Financial Officer; (ii) David G. Antolik, Senior Executive Vice President and Chief Lending Officer and (iii) David P. Ruddock, Senior Executive Vice President and Chief Operating Officer. On the same date, S&T amended and restated the prior Severance Agreement, dated May 24, 2010, with Patrick J. Haberfield, Senior Executive Vice President and Chief Credit Officer. The primary terms and compensation payments contemplated by the Severance Agreements have been modified to include the applicable officer’s annual bonus in his or her severance payment determination, to add diminution of short- and long-term incentive opportunities in the definition of “good reason” as it relates to termination, and to provide COBRA reimbursement either in a lump sum or on a monthly basis, depending upon the circumstances of the applicable officer’s termination. The amended and restated Severance Agreements include twelve (12) month non-competition and non-solicitation covenants.

The foregoing descriptions of the Severance Agreements are qualified in their entirety by reference to the complete text of the Severance Agreements, which are filed hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits

(10.1)	Severance Agreement, by and between Todd D. Brice and S&T Bancorp, Inc. dated April 7, 2015.* Filed herewith.

(10.2)	Severance Agreement, by and between Mark Kochvar and S&T Bancorp, Inc. dated April 7, 2015.* Filed herewith.

(10.3)	Severance Agreement, by and between David G. Antolik and S&T Bancorp, Inc. dated April 7, 2015.* Filed herewith.

(10.4)	Severance Agreement, by and between David P. Ruddock and S&T Bancorp, Inc. dated April 7, 2015.* Filed herewith.

(10.5)	Severance Agreement, by and between Patrick J. Haberfield and S&T Bancorp, Inc. dated April 7, 2015.* Filed herewith.

*	Compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.

/s/ Mark Kochvar
Mark Kochvar
April 10, 2015	Senior Executive Vice President, Chief Financial Officer